WARRANT EXCHANGE AGREEMENT
THIS WARRANT EXCHANGE AGREEMENT (this “Agreement”), dated as of May 16, 2016
BY AND BETWEEN:
The Alkaline Water Company Inc., a Nevada corporation
(the “Company”)
AND:
each of the holders of the Company’s warrants set forth on the signature pages hereto
(each, a “Holder” and collectively, the “Holders”))
WHEREAS:
A.
In connection with a series of financing transactions in 2015, the Company issued warrants (the “Warrants”) to purchase shares of the Company’s common stock (the “Common Stock”) to the investors in such financing transactions;

B.	Effective December 30, 2015, the Company effected a fifty for one reverse stock split (the “Split”) of its authorized and issued and outstanding shares of common stock;
C.
Each Holder owns that number of Warrants (on a pre-Split basis) listed on such Holder’s signature page and the Company and such Holder wish to exchange such Holder’s Warrants, for no additional consideration, for the number of shares of Common Stock (on a post-Split basis) that is listed on such Holder’s signature page (such shares, the “Exchange Shares” and such exchange of Warrants for Exchange Shares, the “Exchange”);

D.
Following the Exchange, the Warrants shall be automatically cancelled and terminated and the Holders shall have no further rights pursuant to the Warrants and any agreements or instruments pursuant to which such Warrants were issued; and

E.	The Exchange is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).
NOW, THEREFORE, in consideration of the premises and mutual covenants herein below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.	The Exchange
At the Closing (as defined below), the Company and the Holders shall, pursuant to Section 3(a)(9) of the Securities Act, exchange the Warrants for Exchange Shares, as follows:
(a)
Closing. The closing of the Exchange (the “Closing”) shall occur on or before May 31, 2016 or on such other date to be determined by the Company in its sole discretion. The Holders understand that this Agreement is not binding on the Company until the Company accepts it, which acceptance is in the Company’s sole discretion, by executing this Agreement where indicated.

(b)	Exchange Shares. Each Holder shall receive the number of Exchange Shares, as set forth on such Holder’s signature page.
(c)
Consideration. At the Closing, the Exchange Shares shall be issued to each Holder in exchange for such Holder’s Warrants without the payment of any other consideration by such Holder. Each Holder hereby agrees that, upon and subject to the Closing, all of the Company’s obligations under the terms and conditions of such Holder’s Warrants and any agreements or instruments pursuant to which such Warrants were issued shall be automatically terminated and cancelled in full without any further action required, and that this Section 1(c) shall constitute an instrument of termination and cancellation of such Warrants, agreements or instruments.

(d)
Delivery. In the Exchange, the Company shall, at the Closing, issue the Exchange Shares to each Holder. Each Holder shall deliver or cause to be delivered to the Company (or its designee), within five (5) trading days after the Closing, the original Warrants. For the avoidance of doubt, as of the Closing all of the Holders’ rights under the terms and conditions of the Warrants and any agreements or instruments pursuant to which such Warrants were issued shall be extinguished.

(e)
Other Documents. The Company and the Holders shall execute and/or deliver such other documents and agreements as are reasonably necessary to effectuate the Exchange pursuant to the terms of this Agreement.

2.	Representations and Warranties
(a)	Holders’ Representations and Warranties. Each Holder hereby represents and warrants to the Company that:
(i)	such Holder is either an individual or an entity validly existing and in good standing under the laws of the jurisdiction of such Holder’s organization;
(ii)
this Agreement has been duly authorized, validly executed and delivered by such Holder and is a valid and binding agreement and obligation of such Holder enforceable against such Holder in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and such Holder has full power and authority to execute and deliver this Agreement and the other agreements and documents referred to in Section 1(e) and to perform such Holder’s obligations hereunder and thereunder;

(iii)
such Holder understands that the Exchange Shares are being offered, sold, issued and delivered to such Holder in reliance upon specific provisions of federal and applicable state securities laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act and applicable state securities laws;

(iv)
such Holder is not acquiring the Exchange Shares as a result of any advertisement, article, notice or other communication regarding the Exchange Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement;

(v)
such Holder, either alone or together with such Holder’s representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Exchange Shares, and has so evaluated the merits and risks of such investment and such Holder is able to bear the economic risk of an investment in the Exchange Shares and, at the present time, is able to afford a complete loss of such investment;

(vi)
at the time such Holder was offered the Exchange Shares, such Holder was, and as of the date hereof, such Holder is, and at the Closing, such Holder will be  an “accredited investor” as defined in Rule 501(a) under the Securities Act;

(vii)
such Holder acknowledges that the offer, sale, issuance and delivery of the Exchange Shares to such Holder is intended to be exempt from registration under the Securities Act, by virtue of Section 3(a)(9) thereof and such Holder understands that the Exchange Shares may be sold or transferred only in compliance with all federal and applicable state securities laws;

(viii)
such Holder understands that the Exchange Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and such Holder is acquiring the Exchange Shares as principal for such Holder’s own account and not with a view to or for distributing or reselling such Exchange Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Exchange Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Exchange Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Holder’s right to sell the Exchange Shares in compliance with applicable federal and state securities laws); and

(ix)
such Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to such Holder’s Warrants free and clear of all rights and Encumbrances (as defined below). Such Holder has full power and authority to transfer and dispose of the Warrants to the Company free and clear of any right or Encumbrance. Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the Warrants. As used herein, “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future. The Warrants set forth opposite such Holder’s name on such Holder’s signature page constitutes all of the Warrants owned or held of record or beneficially owned or held by such Holder.

(b)	Company Representations and Warranties. The Company hereby represents and warrants to the Holders that:
(i)
the Exchange Shares have been duly authorized by all necessary corporate action, and, when issued and delivered in accordance with the terms hereof, the Exchange Shares shall be validly issued and outstanding, fully paid and non‑assessable, and, except as otherwise set forth herein, free and clear of all liens, encumbrances and rights of refusal of any kind;

(ii)
this Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Company has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder; and

(iii)
the Company represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any third party for the solicitation of the Exchange contemplated by this Agreement. Other than the exchange of a Holder’s Warrants, the Company has not received and will not receive any consideration from such Holder for the Exchange Shares to be issued to such Holder pursuant to this Agreement.

3.	Miscellaneous
(a)
Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior and contemporaneous agreements and understandings, both oral and written, between the Holders and the Company with respect to the subject matter hereof.

(b)	Amendment. This Agreement may only be amended with the written consent of the Holders and the Company.
(c)	Successors. All the covenants and provisions of this Agreement by or for the benefit of the Holders or the Company shall bind and inure to the benefit of their respective successors and assigns.

(d)
Applicable Law; Consent to Jurisdiction. The validity, interpretation and performance of this Agreement shall be governed in all respects by the laws of the State of Nevada, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts in the State of Arizona, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each party hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

(e)
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

(f)
Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(g)
No Commissions. Neither the Company nor any Holder has paid or given, or will pay or give, to any person, any commission, fee or other remuneration, directly or indirectly, in connection with the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.
THE ALKALINE WATER COMPANY INC.

By:
 ______________________________
                Authorized Signatory

 _______________________________
                Name:

 _______________________________
                Title:

HOLDER SIGNATURE PAGE TO WARRANT EXCHANGE AGREEMENT
 WITH THE ALKALINE WATER COMPANY INC.
IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

Name of Holder: _____________________________________________________________________________
Signature of Authorized Signatory of Holder: _______________________________________________________
Name of Authorized Signatory: __________________________________________________________________
Title of Authorized Signatory: ___________________________________________________________________
Email Address of Holder: _______________________________________________________________________
Phone Number of Holder: ______________________________________________________________________
Registration Name and Address for Exchange Shares:
___________________________________________________________________________________________
___________________________________________________________________________________________
___________________________________________________________________________________________
Tax ID# or SSN: ______________________________________________________________________________
Address for Delivery of Exchange Shares for Holder (if not same as above):
___________________________________________________________________________________________
___________________________________________________________________________________________
___________________________________________________________________________________________

ISSUE DATE OR INITIAL EXERCISE DATE OF WARRANTS: _______________________________________________	NUMBER OF WARRANTS (ON A PRE-SPLIT BASIS): ___________________________________________

NUMBER OF EXCHANGE SHARES TO BE ISSUED (ON A POST-SPLIT BASIS) _______________________________________________________